Exhibit 10.25

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO PRODUCT MANUFACTURING AGREEMENT

THIS FIRST AMENDMENT TO PRODUCT MANUFACTURING AGREEMENT (this “First Amendment”) is made and entered into this 7th day of March 2007 (the “First Amendment Effective Date”) by and between Super Micro Computer Inc. having its principal place of business located at 980 Rock Ave., San Jose, CA 95131 (“SMC”) and Tatung Company (“Manufacturer”).

BACKGROUND

A. SMC and Manufacturer are parties to that certain “Product Manufacturing Agreement” dated the 16th day of April, 2004 (the “Agreement”).

B. The parties wish to amend the Agreement to reflect the parties’ original intent for the Agreement to automatically renew.

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and conditions of this First Amendment, the parties hereby agree as follows:

1. Amendment of Agreement. This First Amendment hereby amends and revises the Agreement to incorporate the terms and conditions set forth herein. Except as otherwise expressly provided for herein, the Agreement shall remain unchanged and in full force and effect. The term “Agreement,” as used in the Agreement and all other instruments and agreements executed thereunder, shall, for all purposes, refer to the Agreement as amended by this First Amendment.

2. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

3. Modification to the Product Manufacturing Agreement.

Section 1.1 AGREEMENT DURATION shall be deleted in its entirety and replaced with the following new Section 1.1:

“1.1 AGREEMENT DURATION: This Agreement shall commence on the Effective Date and shall end one (1) year thereafter (the “Initial Term”). After the Initial Term, this Agreement shall be automatically extended for successive one (1) year terms (each, a “Renewal Term”) unless and until a party provides written notice to the other party of its intention to terminate prior to the end of the Renewal Term as follows: in the case of SMC terminating, SMC shall provide at least six (6) months’ prior written notice to Manufacturer and in the case of Manufacturer terminating. Manufacturer shall provide at least six (6) months’ prior written notice to SMC. The Initial Term and any Renewal Terms are collectively referred to as the “Term.”

4. General. The parties have executed this First Amendment effective as of the date written above. This First Amendment may be executed in counterparts, each of which shall be deemed to be an original, and together shall constitute one instrument.

“SMC”		“Manufacturer”

SUPER MICRO COMPUTER INC.		TATUNG COMPANY

By:	/s/ Yung Lee	By:	/s/ ****
Name:	Yung Lee	Name:	****
Title:	Director of Purchasing	Title:	****
		Date:	****

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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